SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 31, 2007

POWER MEDICAL INTERVENTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33770	23-3011410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2021 Cabot Boulevard, Langhorne, Pennsylvania 19047

(Address of principal executive offices) (Zip Code)

2021 Cabot Boulevard, Langhorne, Pennsylvania 19047

(Mailing Address)

(267) 775-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 31, 2007, the Fourth Amended and Restated Certificate of Incorporation (the “Amended Charter”) of Power Medical Interventions, Inc.(the “Company”) and the Company’s Amended and Restated By-Laws (the “Amended By-Laws”) became effective. Among other things, the Amended Charter eliminates provisions describing certain series of preferred stock of the Company that are no longer outstanding, and the Amended By-Laws insert new provisions establishing a classified Board of Directors, requiring advance notice for shareholder nominations and proposals for adoption at meetings of shareholders and modifying the procedures for meetings of the Company’s shareholders. The Amended Charter and Amended By-Laws are filed as Exhibits 3.1 and 3.2 to this Current Report.

ITEM 8.01             Other Events

On October 31, 2007, the Company completed the issuance and sale of 4,427,500 shares of its common stock, par value $0.001 per share (the “Common Stock”), to Jefferies & Company, Inc., Lazard Capital Markets LLC and William Blair & Company L.L.C., as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) named in the Underwriting Agreement among the Company and the Representatives dated October 25, 2007 (the “Underwriting Agreement”), including 577,500 shares of Common Stock issued and sold upon the exercise in full by the Underwriters of the overallotment option described in the Underwriting Agreement.

On November 2, 2007, the Company issued a press release announcing the exercise of the overallotment option and closing of the offering. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit		Filed with this	Incorporated by Reference
No.	Description	Form 8-K	Form	Filing Date	Exhibit No.
3.1	Fourth Amended and Restated Certificate of Incorporation of the Company		S-1/A	October 9, 2007	3.2

3.2	Amended and Restated By-Laws of the Company		S-1/A	October 9, 2007	3.4

99.1	Press Release, dated November 2, 2007, of Power Medical Interventions, Inc.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER MEDICAL INTERVENTIONS, INC.

	By:	/s/ John P. Gandolfo
John P. Gandolfo
Chief Financial Officer

Date: November 2, 2007

EXHIBIT INDEX

Exhibit		Filed with this	Incorporated by Reference
No.	Description	Form 8-K	Form	Filing Date	Exhibit No.
3.1	Fourth Amended and Restated Certificate of Incorporation of the Company		S-1/A	October 9, 2007	3.2

3.2	Amended and Restated By-Laws of the Company		S-1/A	October 9, 2007	3.4

99.1	Press Release, dated November 2, 2007, of Power Medical Interventions, Inc.	X